UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 25, 2019 (June 20, 2019)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AI	NYSE
7.00% Series B Cumulative Perpetual Redeemable Preferred Stock	AI PrB	NYSE
8.250% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AI PrC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

As discussed below, on June 20, 2019, the shareholders of Arlington Asset Investment Corp. (the “Company”) approved the adoption of an amendment (the “Amendment”) to the Company’s amended and restated articles of incorporation (the “Articles of Incorporation”).  The Amendment was proposed in order to amend the Company’s Articles of Incorporation to restore customary real estate investment trust stock ownership limitations and make certain other administrative changes.  The Amendment was filed with the State Corporation Commission of the Commonwealth of Virginia and became effective on June 20, 2019. A copy of the Amendment is attached as Exhibit 3.1 to this report.

Item 5.07.Submission of Matters to a Vote of Security Holders.

As previously disclosed, the Company held its annual meeting of shareholders on June 10, 2019 (the “Annual Meeting”).  In order to permit additional time to solicit shareholder votes for Proposal No. 4, the proposal to amend the Company’s Articles of Incorporation to restore customary real estate investment trust stock ownership limitations and make certain other administrative changes, contained in the Company's definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 25, 2019. The Annual Meeting was adjourned on June 10, 2019 with respect to Proposal No. 4.  The Annual Meeting reconvened on Thursday, June 20, 2019 (the “Reconvened Annual Meeting”) for the purpose of holding the shareholder vote on Proposal No. 4.  Proposal No. 4 was approved by the shareholders at the Reconvened Annual Meeting.

The full results of the matter voted on at the Reconvened Annual Meeting are set forth below:

Proposal No. 4 — Approval of the Adoption of Articles of Amendment to the Company’s Articles of Incorporation:

For	Against	Abstain	Broker Non-Votes
18,675,426	671,333	393,141	14,270,081

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.  The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.
Date: June 25, 2019	By:/s/ D. Scott Parish Name:D. Scott Parish Title: Senior Vice President, Chief Administrative Officer and Corporate Secretary